CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                                                     [LOGO]
CG VARIABLE ANNUITY SEPARATE ACCOUNT II


  HOME OFFICE LOCATION:      MAILING ADDRESS:
  900 COTTAGE GROVE ROAD     CIGNA INDIVIDUAL INSURANCE
  HARTFORD, CT 06152         VARIABLE PRODUCTS SERVICE CENTER: ROUTING S-249
                             HARTFORD, CT 06152 - 2249
                             (800) (552-9898)


--------------------------------------------------------------------------------


        FLEXIBLE PAYMENT DEFERRED VARIABLE ANNUITY CONTRACTS - NEW YORK

--------------------------------------------------------------------------------

    The Flexible Payment Deferred Variable Annuity Contracts (the "Contracts") described in this prospectus provide for accumulation of Contract Values and eventual payment of monthly annuity payments on a fixed or variable basis. The Contracts are designed to aid individuals in long term planning for retirement or other long term purposes. The Contracts are available for retirement plans which do not qualify for the special federal tax advantages available under the Internal Revenue Code ("Non-Qualified Plans") and for retirement plans which do qualify for the federal tax advantages available under the Internal Revenue Code ("Qualified Plans"). (See "Tax Status -- Qualified Plans.") Premium payments for the Contracts will be allocated to a segregated investment account of Connecticut General Life Insurance Company (the "Company"), designated CG Variable Annuity Separate Account II (the "Variable Account"), or to the Fixed Account, or some combination of them, as selected by the owner of the Contract.

    The following funding options are available under a Contract: Through the Variable Account, the Company offers seventeen diversified open-end management investment companies (commonly called mutual funds), each with a different investment objective: Alger American Fund -- Alger American Small Capitalization Portfolio, Alger American Leveraged AllCap Portfolio, Alger American MidCap Growth Portfolio and Alger American Growth Portfolio; Fidelity Variable Insurance Products Fund -- Equity-Income Portfolio and Money Market Portfolio; Fidelity Variable Insurance Products Fund II -- Investment Grade Bond Portfolio and Asset Manager Portfolio; MFS Variable Insurance Trust -- MFS Total Return Series, MFS Utilities Series and MFS World Governments Series; Neuberger & Berman Advisers Management Trust -- Balanced Portfolio, Limited Maturity Bond Portfolio and Partners Portfolio; Quest for Value Accumulation Trust -- Global Equity Portfolio, Managed Portfolio and Small Cap Portfolio. The fixed interest option offered under a Contract is the Fixed Account. Premium payments or transfers allocated to the Fixed Account, and 3% interest per year thereon, are guaranteed, and additional interest may be credited, with certain withdrawals subject to a market value adjustment and withdrawal charges. Unless specifically mentioned, this prospectus only describes the variable investment options.


    This entire prospectus, and those of the Funds, should be read carefully before investing to understand the Contracts being offered. The "Statement of Additional Information" dated August 23, 1995, available at no charge by calling or writing the Company's Variable Products Service Center as shown above, provides further information. Its table of contents is at the end of this prospectus.


    THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE MUTUAL FUNDS AVAILABLE AS FUNDING OPTIONS FOR THE CONTRACTS OFFERED BY THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE RETAINED FOR FUTURE REFERENCE.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                      PROSPECTUS DATED: SEPTEMBER 22, 1995

                               TABLE OF CONTENTS

                   CONTENTS                        PAGE
DEFINITIONS....................................          3
HIGHLIGHTS.....................................          6
FEES AND EXPENSES..............................          8
CONDENSED FINANCIAL INFORMATION................         11
THE COMPANY, THE VARIABLE ACCOUNT AND THE FIXED
 ACCOUNT.......................................         11
THE FUNDS......................................         13
  General......................................         15
  Substitution of Securities...................         16
  Voting Rights................................         16
PREMIUM PAYMENTS AND
 CONTRACT VALUE................................         16
  Premium Payments.............................         16
  Allocation of Premium Payments...............         17
  Dollar Cost Averaging........................         18
  Contract Value...............................         19
  Accumulation Unit............................         19
CHARGES AND DEDUCTIONS.........................         20
  Deduction for Contingent Deferred Sales
   Charge (Sales Load).........................         20
  Deduction for Mortality and Expense Risk
   Charge......................................         21
  Deduction for Administrative Expense Charge..         21
  Deduction for Annuity Account Fee............         21
  Deduction for Premium Tax Equivalents........         22
  Deduction for Income Taxes...................         22
  Deduction for Fund Expenses..................         22
  Deduction for Transfer Fee...................         22
OTHER CONTRACT FEATURES........................         22
  Ownership....................................         22
  Assignment...................................         23
  Beneficiary..................................         23
  Change of Beneficiary........................         23
  Annuitant....................................         23
  Transfer of Contract Values between
   Sub-Accounts................................         24
  Procedures for Telephone Transfers...........         24
  Surrenders and Partial Withdrawals...........         25
  Delay of Payments and Transfers..............         25
  Market Value Adjustment......................         26
  Death of the Owner before the
   Annuity Date................................         27

                   CONTENTS                        PAGE

  Death of the Annuitant before the Annuity
   Date........................................         27
  Death of the Annuitant after the
   Annuity Date................................         27
  Change in Operation of Variable Account......         27
  Modification.................................         28
  Discontinuance...............................         28
ANNUITY PROVISIONS.............................         28
  Annuity Date; Change in Annuity Date and
   Annuity Option..............................         28
  Annuity Options..............................         28
  Fixed Options................................         29
  Variable Options.............................         29
  Evidence of Survival.........................         30
  Endorsement of Annuity Payment...............         30
DISTRIBUTION OF THE CONTRACTS..................         30
PERFORMANCE DATA...............................         31
  Money Market Sub-Account.....................         31
  Other Variable Account Sub-Accounts..........         31
  Performance Ranking or Rating................         31
TAX STATUS.....................................         32
  General......................................         32
  Diversification..............................         33
  Distribution Requirements....................         33
  Multiple Contracts...........................         34
  Tax Treatment of Assignments.................         34
  Withholding..................................         34
  Section 1035 Exchanges.......................         34
  Tax Treatment of Withdrawals -- Non-Qualified
   Contracts...................................         35
  Qualified Plans..............................         35
  Section 403(b) Plans.........................         36
  Individual Retirement Annuities..............         36
  Corporate Pension and Profit-Sharing Plans
   and H.R. 10 Plans...........................         36
  Deferred Compensation Plans..................         36
  Tax Treatment of Withdrawals -- Qualified
   Contracts...................................         37
FINANCIAL STATEMENTS...........................         37
LEGAL PROCEEDINGS..............................         37
TABLE OF CONTENTS OF THE STATEMENT OF
 ADDITIONAL INFORMATION........................         37

DEFINITIONS

                    ACCUMULATION PERIOD: The period from the Effective Date to the Annuity Date, the date on which the Death Benefit becomes payable or the date on which the Contract is surrendered or annuitized, whichever is earliest.

                    ACCUMULATION UNIT: A measuring unit used to calculate the value of the Owner's interest in each funding option used in the variable portion of the Contract prior to the Annuity Date.

                    ANNUITANT: A person designated by the Owner in writing upon whose continuation of life any series of payments for a definite period or involving life contingencies depends. If the Annuitant dies before the Annuity Date, the Owner becomes the Annuitant until naming a new Annuitant.

                    ANNUITY ACCOUNT VALUE: The value of the Contract at any point in time.

                    ANNUITY DATE: The date on which annuity payments commence.

                    ANNUITY OPTION: The arrangement under which annuity payments are made.

                    ANNUITY PERIOD: The period starting on the Annuity Date.

                    ANNUITY UNIT: A measuring unit used to calculate the portion of annuity payments attributable to each funding option used in the variable portion of the Contract on and after the Annuity Date.

                    BENEFICIARY: The person entitled to the Death Benefit, who must also be the "Designated Beneficiary", for purposes of
                    Section 72(s) of the Code, upon the Owner's death.

                    CERTIFICATE: The document which evidences the participation of an Owner in a group contract.

                    CODE: The Internal Revenue Code of 1986, as amended.

                    COMPANY: Connecticut General Life Insurance Company.


                    CONTRACT: The Variable Annuity Contract described in this prospectus, i.e., the Certificate evidencing the Owner's participation in a group contract.


                    CONTRACT ANNIVERSARY, CONTRACT YEAR, EFFECTIVE DATE: The Contract's Effective Date is the date it is issued. It is also the date on which the first Contract Year, a 12-month period, begins. Subsequent Contract Years begin on each Contract Anniversary, which is the anniversary of the Effective Date.

                    CONTRACT MONTH: The period from one Monthly Anniversary Date to the next.

                    FIXED ACCOUNT: The portion of the Contract under which principal is guaranteed and interest is credited. Fixed Account Assets are maintained in the Company's General Account and not allocated to the Variable Account.

                    FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

                    FUND(S): One or more of Alger American Fund -- Alger American Small Capitalization Portfolio, Alger American Leveraged AllCap Portfolio, Alger American MidCap Growth Portfolio and Alger American Growth Portfolio; Fidelity Variable Insurance Products Fund -- VIP Equity-Income Portfolio and VIP Money Market Portfolio; Fidelity Variable Insurance Products Fund II -- VIP II Investment Grade Bond Portfolio and VIP II Asset Manager Portfolio; MFS Variable Insurance Trust -- MFS Total Return Series, MFS Utilities Series and MFS World Governments Series; Neuberger & Berman Advisers Management Trust -- Balanced Portfolio, Limited Maturity Bond Portfolio and Partners Portfolio; Quest for Value Accumulation Trust -- Quest Global Equity Portfolio, Quest Managed Portfolio and Quest Small Cap Portfolio. Each is an open-end management investment company (mutual fund) whose shares are available to fund the benefits provided by the Contract.

                    GUARANTEED INTEREST RATE: The rate of interest credited by the Company on a compound annual basis during a Guaranteed Period.

                    GUARANTEED PERIOD: The period for which interest, at either an initial or subsequent Guaranteed Interest Rate, will be credited to any amounts which an Owner allocates to a Fixed Account Sub-Account. In most states in which these Contracts are issued, this period may be one, three, five, seven or ten years, as elected by the Owner.

                    GUARANTEED PERIOD AMOUNT: Any portion of a Purchaser's Annuity Account Value allocated to a specific Guaranteed Period with a specified Expiration Date (including credited interest thereon).

                    INDEX RATE: An index rate based on the Treasury Constant Maturity Series published by the Federal Reserve Board.


                    IN WRITING: In a written form satisfactory to the Company and received by the Company at its Variable Products Service Center.


                    NON-QUALIFIED CONTRACTS: A Contract used in connection with a retirement plan which does not receive favorable federal income tax treatment under Code Section 401, 403, 408, or
                    457. The owner of a Non-Qualified Contract must be a natural person or an agent for a natural person in order for the Contract to receive favorable income tax treatment as an annuity.


                    OWNER: The person(s) initially designated in the application or otherwise, unless later changed, as having all ownership rights under the Contract; is the Certificate Owner under a group contract.


                    PAYEE: A recipient of payments under the Contract. The term includes an Annuitant, a Beneficiary who becomes entitled to benefits upon the death of the Annuitant, and the Owner's estate.

                    PREMIUM PAYMENT: Any amount paid to the Company cleared in good funds as consideration for the benefits provided by the Contract. Premium Payment includes the initial Premium Payment and subsequent Premium Payments.

                    QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which receives favorable federal income tax treatment under Code Section 401, 403, 408 or 457.


                    SHARES: Shares of a Fund.

                    SUB-ACCOUNT: That portion of the Fixed Account associated with specific Guaranteed Period(s) and Guaranteed Interest Rate(s) and that portion of the Variable Account which invests in shares of a specific Fund.

                    SURRENDER (OR WITHDRAWAL): When a lump sum amount representing all or part of the Annuity Account Value (minus any applicable withdrawal charges, market value adjustment, contract fees, or premium tax equivalents) is paid to the Owner. After a full surrender, all of the Owner's rights under the Contract are terminated. In this prospectus, the terms "surrender" and "withdrawal" are used interchangeably.

                    SURRENDER DATE: The date the Company processes the Owner's election to surrender the Contract.

                    VALUATION DATE: Every day on which Accumulation Units are valued, which is each day on which the New York Stock Exchange ("NYSE") is open for business, except any day on which trading on the NYSE is restricted, or on which an emergency exists, as determined by the Securities and Exchange Commission ("Commission"), so that valuation or disposal of securities is not practicable.

                    VALUATION PERIOD: The period of time beginning on the day following the Valuation Date and ending on the next Valuation Date. A Valuation Period may be more than one day in length.

                    VARIABLE ACCOUNT: CG Variable Annuity Separate Account II, a separate account of the Company under Connecticut law, in which the assets of the Sub-Account(s) funded through shares of one or more of the Funds are maintained. Assets of the Variable Account attributable to the Contracts are not chargeable with the general liabilities of the Company.

                    VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of the value of each variable portion of the Owner's Annuity Account during the Accumulation Period.

                    VARIABLE ANNUITY UNIT: A unit of measure used in the calculation of the value of each variable portion of the Owner's Annuity Account during the Annuity Period, to determine the amount of each variable annuity payment.


                    VARIABLE PRODUCTS SERVICE CENTER: The office of the Company to which Premium Payments should be sent, notices given and any customer service requests made. Mailing address: CIGNA Individual Insurance, Variable Products Service Center, Routing S-249, Hartford, CT 06152-2249.

HIGHLIGHTS


                    Premium Payments attributable to the variable portion of the Contracts will be allocated to a segregated asset account of Connecticut General Life Insurance Company (the "Company") which has been designated CG Variable Annuity Separate Account II (the "Variable Account"). The Variable Account invests in shares of one or more of the Funds available to fund the Contract as selected by the Owner. Owners bear the investment risk for all amounts allocated to the Variable Account. Inquiries about the Contracts may be made to the Company's Variable Products Service Center.



                    The Contract may be returned within 10 days after it is received. It can be mailed or delivered to either the Company or the agent who sold it. Return of the Contract by mail is effective on being postmarked, properly addressed and postage prepaid. The Company will promptly refund the Contract Value. This may be more or less than the Premium Payment. The Company has the right to allocate initial Premium Payments to the Money Market Sub-Account until the expiration of the right-to-examine period. If the Company does so allocate an initial Premium Payment, it will refund the greater of the Premium Payment, less any partial surrenders, or the Contract Value. It is the Company's current practice to directly allocate the initial Premium Payment to the Fund(s) designated in the application.


                    A Contingent Deferred Sales Charge (sales load) may be deducted in the event of a full surrender or partial withdrawal. The Contingent Deferred Sales Charge is imposed on Premium Payments within seven (7) years after their being made. Owners may, not more frequently than once each Contract Year, make a withdrawal of up to fifteen percent (15%) of Premium Payments made, or any remaining portion thereof, ("the Fifteen Percent Free") without incurring a Contingent Deferred Sales Charge. The Contingent Deferred Sales Charge will vary in amount, depending upon the Contract Year in which the Premium Payment being surrendered or withdrawn was made. For purposes of determining the applicability of the Contingent Deferred Sales Charge, surrenders and withdrawals are deemed to be on a first-in, first-out basis.

                    The Contingent Deferred Sales Charge is found in the fee table (See "Charges and Deductions -- Deduction for Contingent Deferred Sales Charge (Sales Load)"). The maximum Contingent Deferred Sales Charge is 7% of Premium Payments. There may also be a Market Value Adjustment on the Fixed Account portion of the Contract.


                    There is a Mortality and Expense Risk Charge which is equal, on an annual basis, to 1.20% of the average daily net assets of the Variable Account. This Charge compensates the Company for assuming the mortality and expense risks under the Contract (See "Charges and Deductions -- Deduction for Mortality and Expense Risk Charge").


                    There is an Administrative Expense Charge which is equal, on an annual basis, to 0.10% of the average daily net assets of the Variable Account (See "Charges and Deductions -- Deduction for Administrative Expense Charge").


                    There is an annual Annuity Account Fee of $30 unless the Annuity Account Value equals or exceeds $100,000 at the end of the Contract Year (See "Charges and Deductions -- Deduction for Annuity Account Fee").

                    Premium tax equivalents or other taxes payable to a state or other governmental entity will be charged against Annuity Account Value (See "Charges and Deductions -- Deduction for Premium Taxes").


                    Under certain circumstances there may be assessed a $10 transfer fee when a Owner transfers Annuity Account Values from one Sub-Account to another (See "Charges and Deductions -- Deduction for Transfer Fee").

                    There is a ten percent (10%) federal income tax penalty applied to the income portion of any premature distribution from Non-Qualified Contracts. However, the penalty is not imposed on amounts distributed:

                    (a) after the Payee reaches age 59 1/2; (b) after the death of the Owner (or, if the Owner is not a natural person, the Annuitant); (c) if the Payee is totally disabled (for this purpose, disability is as defined in Section 72(m)(7) of the
                    Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Payee or for the joint lives (or joint life expectancies) of the Payee and his or her beneficiary; (e) under an immediate annuity; or (f) which are allocable to Premium Payments made prior to August 14, 1982. For federal income tax purposes, distributions are deemed to be on a last-in, first-out basis. Different tax withdrawal penalties and restrictions apply to Qualified Contracts issued pursuant to plans qualified under Code
                    Section 401, 403(b), 408 or 457. (See "Tax Status -- Tax Treatment of Withdrawals -- Qualified Contracts.") For a further discussion of the taxation of the Contracts, see "Tax Status."

                    MARKET VALUE ADJUSTMENT. In certain situations, a surrender or transfer of amounts from the Fixed Account will be subject to a Market Value Adjustment. The Market Value Adjustment will reflect the relationship between a rate based on an index published by the Federal Reserve Board as to current yields on U.S. government securities of various maturities at the time a surrender or transfer is made ("Index Rate"), and the Index Rate at the time that the Premium Payments being surrendered or transferred were made. Generally, if the Index Rate at the time of surrender or transfer is lower than the Index Rate at the time the Premium Payment was allocated, then the application of the Market Value Adjustment will result in a higher payment upon surrender or transfer. Similarly, if the Index Rate at the time of surrender or transfer is higher than the Index Rate at the time the Premium Payment was allocated, the application of the Market Value Adjustment will generally result in a lower payment upon surrender or transfer. The Market Value Adjustment may also apply to Death Benefit payments but only if it would increase the Death Benefit. It is not applied against a surrender or transfer taking place at the end of the Guaranteed Period.

FEES AND EXPENSES

                    OWNER TRANSACTION FEES

                    Contingent Deferred Sales Charge (as a percentage of Premium Payments):

                           YEARS SINCE
                             PAYMENT        CHARGE
                          -------------     ------
                                  0-1             7%
                                  1-2             6%
                                                        An Owner may, not more frequently than once each
                                  2-3             5%    Contract Year, make a withdrawal of up to 15% of Premium
                                  3-4             4%    Payments made, or the remaining portion thereof, without
                                  4-5             3%    incurring a Contingent Deferred Sales Charge.
                                  5-6             2%
                                  6-7             1%
                                   7+             0


                 Transfer Fee........  $10

                 - Not imposed on the first twelve transfers during a Contract Year.
                 Pre-scheduled automatic dollar cost averaging transfers are not counted.



                 Annuity Account       $30 per Contract Year
                 Fee.................

                 - Waived if Annuity Account Value at the end of the Contract Year is $100,000 or
                 more.



                    VARIABLE ACCOUNT ANNUAL EXPENSES


                     (as a percentage of average account
                     value)
                     Mortality and Expense Risk Charge.......        1.20%
                     Administrative Expense Charge...........        0.10%
                                                                   ---
                     Total Variable Account Annual                   1.30%
                     Expenses................................

                    FUND ANNUAL EXPENSES (as a percentage of Fund average net assets).

                    The management fees for each Fund are based on a percentage of that Fund's assets under management. The fees below represent the amounts payable to the investment adviser of each of the Funds on an annual basis as of the date of this Prospectus, plus estimated other expenses. See "The Funds" in this Prospectus and the discussion in each Fund's prospectus.

                                                                          MANAGEMENT                       TOTAL ANNUAL
                                                                             FEES       OTHER EXPENSES       EXPENSES
                                                                          -----------   --------------    ---------------
   ALGER AMERICAN     Alger American Growth Portfolio...................         0.75%           0.11%              0.86%
       FUNDS          Alger American Leveraged AllCap Portfolio.........         0.85%           0.94%(1)           1.79%
                                                                                 0.80%           0.17%              0.97%
                      Alger American MidCap Growth Portfolio............
                                                                                 0.85%           0.11%              0.96%
                      Alger American Small Capitalization Portfolio.....
   FIDELITY FUNDS     Asset Manager Portfolio...........................         0.72%           0.08%              0.80%(2)
                                                                                 0.52%           0.06%              0.58%(2)
                      Equity-Income Portfolio...........................
                                                                                 0.46%           0.21%              0.67%
                      Investment Grade Bond Portfolio...................
                                                                                 0.20%           0.07%              0.27%
                      Money Market Portfolio............................
    MFS FUNDS(3)      MFS Total Return Series...........................         0.75%           0.25%(3)           1.00%(3)
                                                                                 0.75%           0.25%(3)           1.00%(3)
                      MFS Utilities Series..............................
                                                                                 0.75%           0.25%(3)           1.00%(3)
                      MFS World Governments Series......................
 NEUBERGER & BERMAN   AMT Balanced Portfolio............................         0.80%           0.17%              0.97%
      FUNDS(4)        AMT Limited Maturity Bond Portfolio...............         0.60%           0.13%              0.73%
                                                                                 0.80%           0.50%              1.30%
                      AMT Partners Portfolio(5).........................
  QUEST FOR VALUE     Quest for Value Global Equity Portfolio...........         0.75%           0.50%              1.25%
      FUNDS(6)        Quest for Value Managed Portfolio.................         0.60%           0.06%              0.66%
                                                                                 0.60%           0.14%              0.74%
                      Quest for Value Small Cap Portfolio...............

(1)  Includes 0.75% estimated interest expense attributable to borrowing.
(2) A portion of the brokerage commissions the Porfolio paid was used to reduce its expenses. Without this reduction, "Total Annual Expenses" would have been 0.81% for Asset Manager Portfolio and 0.60% for Equity-Income Portfolio.
(3) The MFS Funds' Adviser has agreed to bear, subject to reimbursement, expenses for each of the Total Return Series and Utilities Series, such that each Series' aggregate operating expense shall not exceed, on an annualized basis, 1.00% of the average daily net assets of the Series from November 2, 1994 through December 31, 1998, 1.25% of the average daily net assets of the Series from January 1, 1997 through December 31, 1998, and 1.50% of the average daily net assets of the Series from January 1, 1999 through December 31, 2004; provided however, that this obligation may be terminated or revised at any time. Absent this expense arrangement, "Other Expenses" and "Total Annual Expenses" would be 0.62% and 1.37%, respectively, for the Total Return Series, and 0.93% and 1.58%, respectively, for the Utilities Series, based upon estimated expenses for the Series' current fiscal year. The Adviser has agreed to bear, subject to reimbursement, until December 31, 2004, expenses of the World Governments Series such that the Series' aggregate operating expenses do not exceed 1.00%, on an annualized basis, of its average daily net assets. Absent this expense arrangement, "Other Expenses" and "Total Annual Expenses" for the World Governments Series would be 0.63% and 1.38%, respectively.
(4) Until May 1, 1995, all of these Portfolios had a Distribution Plan ("Plan") pursuant to Rule 12b-1 which provided for the reimbursement of N&B Management for certain Trust distribution expenses up to a maximum of 0.25% on an annual basis of each Portfolio's average daily net assets. The "Total Annual Expenses" shown here for each AMT Portfolio would be increased by 0.02% if the 12b-1 fees for the months of January through April, 1995 were taken into account.
(5) Other Expenses, and therefore Total Annual Expenses, have been estimated and are annualized for the Partners Portfolio.
(6) The expenses for the Quest for Value Managed, Small Cap and Global Equity Portfolios will be voluntarily limited by Quest for Value Advisors so that annualized operating fund expenses do not exceed 0.66%, 0.74%, and 1.25% for the Quest for Value Managed, Small Cap and Global Equity Portfolios, respectively, through December 31, 1995. Moreover, absent any future agreement by Quest Advisors to limit expenses of the portfolios of Quest for Value Accumulation Trust as delineated above, Quest Advisors will reimburse Quest for Value Accumulation Trust for the amount, if any, by which the aggregate ordinary operating expenses of any portfolio incurred by Quest for Value Accumulation Trust in any calendar year exceed the most restrictive expense limitations (currently 2 1/2% of the first $30 million of assets, 2% of the next $70 million of assets and 1 1/2% of the remaining average net assets) then in effect under any state securities law or regulation. Without such expense limitations, it is estimated that the "Management Fees," "Other Expenses" and "Total Portfolio Annual Expenses", incurred for the fiscal year ended December 31, 1995 are estimated to be .60%, .22% and .82%, respectively for the Managed Portfolio; .60%, .55% and 1.15%, respectively for the Small Cap Portfolio and .75%, 6.28% and 7.03%, respectively for the Global Equity Portfolio. Variations in the actual amount of average assets in any of these Portfolios during 1995 can cause significant variations in expenses expressed as a percentage of that Portfolio's average net assets. It is estimated by Quest management that by the end of 1995, the net assets of each of these Portfolios will be sufficient such that the total annual expenses of each Portfolio will, on an annualized basis, be approximately equal to, if not less than, the voluntary limits.

                    The purpose of the foregoing Table on page 9 of this Prospectus is to assist the Owner in understanding the various costs and expenses that a Owner will incur, directly or indirectly. For additional information, see the discussion in each Fund's prospectus. Premium tax equivalents are not reflected in the Table, though they may apply.


                    EXAMPLES

                    The Owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets, and assuming all Premium Payments are allocated to the Variable
                    Account:

                                                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                                 ------   -------   -------   --------
                     1. IF THE CONTRACT IS SURRENDERED AT THE END OF THE APPLICABLE
                      TIME PERIOD:
                     Alger American Growth Portfolio...........................   $83      $114      $149       $264
                     Alger American Leveraged AllCap Portfolio.................   $92      $142      $194       $353
                     Alger American MidCap Growth Portfolio....................   $84      $118      $154       $275
                     Alger American Small Capitalization Portfolio.............   $84      $117      $154       $274
                     Fidelity VIP Equity-Income Portfolio......................   $80      $106      $134       $235
                     Fidelity VIP Money Market Portfolio.......................   $77      $ 96      $118       $202
                     Fidelity VIP II Asset Manager Portfolio...................   $82      $113      $145       $257
                     Fidelity VIP II Investment Grade Bond Portfolio...........   $81      $109      $139       $244
                     MFS Total Return Series...................................   $84      $119      $156       $278
                     MFS Utilities Series......................................   $84      $119      $156       $278
                     MFS World Governments Series..............................   $84      $119      $156       $278
                     AMT Balanced Portfolio....................................   $84      $118      $154       $275
                     AMT Limited Maturity Bond Portfolio.......................   $82      $110      $142       $250
                     AMT Partners Portfolio....................................   $87      $128      $170       $307
                     Quest For Value Global Equity Portfolio...................   $87      $126      $168       $302
                     Quest For Value Managed Portfolio.........................   $81      $108      $138       $243
                     Quest For Value Small Cap Portfolio.......................   $82      $111      $142       $251

                    2.  IF THE CONTRACT IS NOT SURRENDERED OR IF IT IS
                    ANNUITIZED:

                     Alger American Growth Portfolio...........................   $23      $ 72      $123       $264
                     Alger American Leveraged AllCap Portfolio.................   $33      $ 99      $169       $353
                     Alger American MidCap Growth Portfolio....................   $24      $ 75      $129       $275
                     Alger American Small Capitalization Portfolio.............   $24      $ 75      $128       $274
                     Fidelity VIP Equity-Income Portfolio......................   $21      $ 63      $109       $235
                     Fidelity VIP Money Market Portfolio.......................   $17      $ 54      $ 93       $202
                     Fidelity VIP II Asset Manager Portfolio...................   $23      $ 70      $120       $257
                     Fidelity VIP II Investment Grade Bond Portfolio...........   $21      $ 66      $113       $244
                     MFS Total Return Series...................................   $25      $ 76      $130       $278
                     MFS Utilities Series......................................   $25      $ 76      $130       $278
                     MFS World Governments Series..............................   $25      $ 76      $130       $278
                     AMT Balanced Portfolio....................................   $24      $ 75      $129       $275
                     AMT Limited Maturity Bond Portfolio.......................   $22      $ 68      $116       $250
                     AMT Partners Portfolio....................................   $28      $ 85      $145       $307
                     Quest For Value Global Equity Portfolio...................   $27      $ 84      $142       $302
                     Quest For Value Managed Portfolio.........................   $21      $ 66      $113       $243
                     Quest For Value Small Cap Portfolio.......................   $22      $ 68      $117       $251


                    The preceding tables are intended to assist the Owner in understanding the costs and expenses borne, directly or indirectly, by Premium Payments allocated to the Variable Account. These include the expenses of the Funds, certain of which are subject to expense reimbursement arrangements which may be subject to change. See the Funds' Prospectuses. In addition to the expenses listed above, charges for premium tax equivalents may be applicable.

                    These examples reflect the annual $30 Annuity Account Fee as an annual charge of .14% of assets, based upon an anticipated average Annuity Account Value of $21,425.


                    THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION

                    The Variable Account commenced operations on April 10, 1995. There follows, for each of the seventeen Variable Account Sub-Accounts available under the Contracts, information regarding the changes in the Accumulation Unit values from date of inception through June 30, 1995 and the number of Accumulation Units outstanding at June 30, 1995:


                                                                                                   NUMBER OF
                                                                  ACCUMULATION                    ACCUMULATION
                                                                      UNIT        ACCUMULATION       UNITS
                                                                    BEGINNING      UNIT VALUE     OUTSTANDING
                                     SUB-ACCOUNT                      VALUE        AT 6/30/95       6/30/95
                      ------------------------------------------  -------------  ---------------  ------------
                      Alger American Growth Portfolio               $   10.00     $   11.442601       4067.836
                      Alger American Leveraged AllCap Portfolio     $   10.00     $   11.578812        800.000
                      Alger American MidCap Growth Portfolio        $   10.00     $   11.617900       1127.158
                      Alger American Small Capitalization
                       Portfolio                                    $   10.00     $   12.044340       1813.474
                      Fidelity VIP II: Asset Manager Portfolio      $   10.00     $   10.304307       4646.172
                      Fidelity VIP II: Investment Grade Bond
                       Portfolio                                       (a)             (a)            (a)
                      Fidelity VIP Equity-Income Portfolio          $   10.00     $   10.586424       1703.253
                      Fidelity VIP Money Market Portfolio           $   10.00     $   10.027347     283643.482
                      MFS Total Return Series                          (a)             (a)            (a)
                      MFS Utilities Series                             (a)             (a)            (a)
                      MFS World Governments Series                     (a)             (a)            (a)
                      AMT Balanced Portfolio                           (a)             (a)            (a)
                      AMT Limited Maturity Bond Portfolio           $   10.00     $   10.176133        898.495
                      AMT Partners Portfolio                        $   10.00     $   10.827175       1561.601
                      Quest for Value Global Equity Portfolio       $   10.00     $   10.894053        250.000
                      Quest for Value Managed Portfolio             $   10.00     $    9.996050      50034.221
                      Quest for Value Small Cap Portfolio           $   10.00     $   10.042829        990.000

                      (a) - As of June 30, 1995, no premium payments had yet
                            been allocated to this Sub-Account.


THE COMPANY, THE VARIABLE ACCOUNT AND THE FIXED ACCOUNT


                    THE COMPANY. The Company is a stock life insurance company incorporated under the laws of Connecticut by special act of the Connecticut General Assembly in 1865. Its Home Office mailing address is Hartford, Connecticut 06152, Telephone
                    (860) 726-6000. It has obtained authorization to do business in fifty states, the District of Columbia and Puerto Rico. The Company issues group and individual life and health insurance policies and annuities. The Company has various wholly-owned subsidiaries which are generally engaged in the insurance business. The Company is a wholly-owned subsidiary of Connecticut General Corporation, Bloomfield, Connecticut. Connecticut General Corporation is wholly-owned by CIGNA Holdings Inc., Philadelphia, Pennsylvania which is in turn wholly-owned by CIGNA Corporation, Philadelphia, Pennsylvania. Connecticut General Corporation is the holding company of various insurance companies, one of which is Connecticut General Life Insurance Company.


                    THE VARIABLE ACCOUNT. The Variable Account was established by the Company as a separate account on January 25, 1994 pursuant to a resolution of its Board of Directors. Under Connecticut insurance law, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contracts described in this Prospectus, to the extent necessary to meet the Company's obligations thereunder. Although that portion of the assets maintained in the Variable Account equal to the reserves and other contract liabilities with respect to the Variable Account will not be charged with any liabilities arising out of any other business conducted by the Company, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

                    The Variable Account is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act") and meets the definition of a separate account under the federal securities laws. Registration with the Commission does not involve supervision of the management or investment practices or policies of the Variable Account or of the Company by the Commission.


                    The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated to the Variable Account will be used to purchase Fund shares as designated by the Owner at their net asset value. Any and all distributions made by the Fund with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, annuity account fees, mortality and expense risk charges, administrative expense charges and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will purchase and redeem Fund shares on an aggregate basis and will be fully invested in Fund shares at all times.


                    THE FIXED ACCOUNT. THE FIXED ACCOUNT IS MADE UP OF THE GENERAL ASSETS OF THE COMPANY OTHER THAN THOSE ALLOCATED TO ANY SEPARATE ACCOUNT. THE FIXED ACCOUNT IS PART OF THE COMPANY'S GENERAL ACCOUNT. BECAUSE OF APPLICABLE EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"), AND NEITHER THE FIXED ACCOUNT NOR THE COMPANY'S GENERAL ACCOUNT HAS BEEN REGISTERED UNDER THE 1940 ACT. THEREFORE, NEITHER THE FIXED ACCOUNT NOR ANY INTEREST THEREIN IS GENERALLY SUBJECT TO REGULATION UNDER THE PROVISIONS OF THE 1933 ACT OR THE 1940 ACT. ACCORDINGLY, THE COMPANY HAS BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.

                    The initial Premium Payment and any subsequent Premium Payment(s) will be allocated to Sub-Accounts available in connection with the Fixed Account to the extent elected by the Owner at the time such payment is made. In addition, all or part of the Owner's Annuity Account Value may be transferred among Sub-Accounts available under the Contract as described under "Transfer of Contract Values between Sub-Accounts." Instead of the Owner's assuming all of the investment risk as is the case for Premium Payments allocated to the Variable Account, the Company guarantees it will credit interest of at least 3% per year to amounts allocated to the Fixed Account.

                    Assets supporting amounts allocated to Sub-Accounts within the Fixed Account become part of the Company's general account assets and are available to fund the claims of all creditors of the Company. All of the Company's general account assets will be available to fund benefits under the Contracts. The Owner does not participate in the investment performance of the assets of the Fixed Account or the Company's general account.

                    The Company will invest the assets of the general account in those assets chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

                    If the Account Value within a Fixed Account Sub-Account is maintained for the duration of the Sub-Account's Guaranteed Period, the Company guarantees that it will credit interest to that amount at the guaranteed rate specified for the Sub-Account which may but need not be more than 3% per year. Any amount withdrawn from the Sub-Account prior to the expiration of the Sub-Account's Guaranteed Period is subject to a Market Value Adjustment (see "Market Value Adjustment") and a Deferred Sales Charge, if applicable. The Company guarantees, however, that a Contract will be credited with interest at a rate of not less than 3% per year, compounded annually, on amounts allocated to any Fixed Account Sub-Account, regardless of any application of the Market Value Adjustment (that is, the Market Value Adjustment will not reduce the amount available for surrender, withdrawal or transfer to an amount less than the initial amount allocated or transferred to the Fixed Account Sub-Account plus interest of 3% per year). The Company reserves the right to defer the payment or transfer of amounts withdrawn from the Fixed Account for a period not to exceed six (6) months from the date a proper request for surrender, withdrawal or transfer is received by the Company.

THE FUNDS

                    Each of the seventeen Sub-Accounts of the Variable Account is invested solely in shares of one of the seventeen Funds available as funding vehicles under the Contracts. Each of the Funds is a series of one of six Massachusetts or Delaware business trusts, collectively referred to herein as the "Trusts", each of which is registered as an open-end, diversified management investment company under the 1940 Act.

                    The Trusts and their investment advisers and distributors are:

                        Alger American Fund ("Alger Trust"), managed by Fred Alger Management, Inc., 75 Maiden Lane, New York, NY 10038; and distributed by Fred Alger & Company, Incorporated, 30 Montgomery Street, Jersey City, NJ 07302;

                        Variable Insurance Products Fund I ("Fidelity Trust I"), and Variable Insurance Products Fund II ("Fidelity Trust II"), managed by Fidelity Management & Research Company and distributed by Fidelity Distribution Corporation, 82 Devonshire Street, Boston, MA 02103;

                        MFS Variable Insurance Trust ("MFS Trust"), managed by Massachusetts Financial Services Company and distributed by MFS Investor Services, Inc., 500 Boylston Street, Boston, MA 02116;

                        Neuberger & Berman Advisers Management Trust ("Neuberger & Berman AMT Trust"), managed and distributed by Neuberger & Berman Management Incorporated, 605 Third Avenue, New York, NY 10158-0006;

                        Quest for Value Accumulation Trust ("Quest for Value Trust"), managed by Quest for Value Advisors and distributed by Quest for Value Distributors, One World Financial Center, New York, NY 10281.

                    Four Funds of ALGER Trust are available under the Contracts:
                        Alger American Growth Portfolio;
                        Alger American Leveraged AllCap Portfolio;
                        Alger American MidCap Growth Portfolio;
                        Alger American Small Capitalization Portfolio.

                    Two Funds of FIDELITY Trust I are available under the
                    Contracts:
                        Equity-Income Portfolio ("Fidelity Equity-Income
                    Portfolio").
                        Money Market Portfolio ("Fidelity Money Market Fund").

                    Two Funds of FIDELITY Trust II are available under the
                    Contracts:
                        Asset Manager Portfolio ("Fidelity Asset Manager
                    Portfolio");
                        Investment Grade Bond Portfolio ("Fidelity Bond
                    Portfolio").

                    Three Funds of MFS Trust are available under the Contracts:
                        MFS Total Return Series;
                        MFS Utilities Series;
                        MFS World Governments Series.

                    Three Funds of NEUBERGER & BERMAN AMT Trust are available under the Contracts:
                        AMT Balanced Portfolio;
                        AMT Limited Maturity Bond Portfolio;
                        AMT Partners Portfolio.

                    Three Funds of QUEST FOR VALUE Trust are available under the
                    Contracts:
                        Quest Global Equity Portfolio;
                        Quest Managed Portfolio;
                        Quest Small Cap Portfolio.

                    The investment advisory fees charged the Funds by their advisers are shown in the Fee Table at page 9 of this Prospectus.

                    There follows a brief description of the investment objective of each Fund. There can be no assurance that any of the stated investment objectives will be achieved.

                    ALGER AMERICAN GROWTH PORTFOLIO: Seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of $1 billion or greater.

                    ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO: Seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, with the ability to engage in leveraging (up to one-third of assets) and options and futures transactions.

                    ALGER AMERICAN MIDCAP GROWTH PORTFOLIO: Seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization between $750 million and $3.5 billion.

                    ALGER AMERICAN SMALL CAP PORTFOLIO: Seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of less than $1 billion.

                    FIDELITY ASSET MANAGER PORTFOLIO: Seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.

                    FIDELITY BOND PORTFOLIO: Seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities, with a dollar-weighted average portfolio maturity of ten years or less.

                    FIDELITY EQUITY-INCOME PORTFOLIO: Seeks reasonable income by investing primarily in income-producing equity securities, with some potential for capital appreciation, seeking to exceed the composite yield on the securities comprising the Standard and Poor's 500 Composite Stock Price Index.

                    FIDELITY MONEY MARKET FUND: Seeks as high a level of current income as is consistent with preserving capital and providing liquidity, through investment in high quality U.S. dollar denominated money market securities of domestic and foreign issuers.

                    MFS TOTAL RETURN SERIES: Seeks primarily to obtain above-average income, (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

                    MFS UTILITIES SERIES: Seeks capital growth and current income (income above that obtainable from a portfolio invested entirely in equity securities), by investing, under normal circumstances, at least 65% of its assets in equity and debt securities of utility companies.

                    MFS WORLD GOVERNMENTS SERIES: Seeks not only preservation, but also growth, of capital together with moderate current income through a professionally managed, internationally diversified portfolio consisting primarily of debt securities and to a lesser extent equity securities.

                    AMT BALANCED PORTFOLIO: Seeks long-term capital growth and reasonable current income without undue risk to principal.

                    AMT LIMITED MATURITY BOND PORTFOLIO: Seeks the highest current income consistent with low risk to principal and liquidity; and secondarily, enhanced total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.

                    AMT PARTNERS PORTFOLIO: Seeks capital growth. Invests primarily in common stocks of established companies, using the value-oriented investment approach. The Portfolio seeks capital growth through an investment approach that is designed to increase capital with reasonable risk. Its investment program seeks securities believed to be undervalued based on strong fundamentals such as low price-to-earnings ratios, consistent cash flow, and support from asset values.

                    QUEST GLOBAL EQUITY PORTFOLIO: Seeks long-term capital appreciation through a global investment strategy primarily involving equity securities.

                    QUEST MANAGED PORTFOLIO: Seeks growth of capital over time through investment in a portfolio of common stocks, bonds and cash equivalents, the percentage of which will vary based on management's assessments of relative investment values.

                    QUEST SMALL CAP PORTFOLIO: Seeks capital appreciation through investments in a diversified portfolio of equity securities of companies with market capitalizations of under $1 billion.

                    The AMT Partners Portfolio, Fidelity Equity-Income Portfolio, Fidelity Asset Manager Portfolio, MFS Total Return Series, MFS Utilities Series, MFS World Government Series, Quest for Value Global Equity Portfolio, Quest for Value Managed Portfolio, and the Quest for Value Small Cap Portfolio funds may invest in non-investment grade, high yield, high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectuses.

                    GENERAL

                    There is no assurance that the investment objective of any of the Funds will be met. Owners bear the complete investment risk for Annuity Account Values allocated to a Variable Account Sub-Account. Each such Sub-Account involves inherent investment risk, and such risk varies significantly among the Sub-Accounts. Owners should read each Fund's prospectus carefully and understand the Funds' relative degrees of risk before making or changing investment choices. Additional Funds may, from time to time, be made available as investments to underlie the Contracts. However, the right to make such selections will be limited by the terms and conditions imposed on such transactions by the Company (See "Premium Payments and Contract Value -- Allocation of Premium Payments").

                    SUBSTITUTION OF SECURITIES

                    If the shares of any Fund should no longer be available for investment by the Variable Account or if, in the judgment of the Company, further investment in such shares should become inappropriate in view of the purpose of the Contracts, the Company may substitute shares of another Fund. No substitution of securities in any Sub-Account may take place without prior approval of the Commission and under such requirements as it may impose.

                    VOTING RIGHTS

                    In accordance with its view of present applicable law, the Company will vote the shares of each Fund held in the Variable Account at special meetings of the shareholders of the particular Trust in accordance with written instructions received from persons having the voting interest in the Variable Account. The Company will vote shares for which it has not received instructions, as well as shares attributable to it, in the same proportion as it votes shares for which it has received instructions. The Trusts do not hold regular meetings of shareholders. Shareholder votes take place whenever state law or the 1940 Act so require, for example on certain elections of Boards of Trustees, the initial approval of investment advisory contracts and changes in investment objectives and fundamental investment policies.

                    The number of shares which a person has a right to vote will be determined as of a date to be chosen by the Company not more than sixty (60) days prior to the meeting of the particular Trust. Voting instructions will be solicited by written communication at least fourteen (14) days prior to the meeting.

                    The Funds' shares are issued and redeemed only in connection with variable annuity contracts and variable life insurance policies issued through separate accounts of the Company and other life insurance companies. The Trusts do not foresee any disadvantage to Owners arising out of the fact that shares may be made available to separate accounts which are used in connection with both variable annuity and variable life insurance products. Nevertheless, the Trusts' Boards intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force a Fund to sell portfolio securities at disadvantageous prices.

PREMIUM PAYMENTS AND CONTRACT VALUE

                    PREMIUM PAYMENTS

                    The Contracts may be purchased under a flexible premium payment plan. Premium Payments are payable in the frequency and in the amount selected by the Owner. The initial Premium Payment is due on the Effective Date. It must be at least $2,500 ($2,000 for an Individual Retirement Annuity under
                    Section 408 of the Code). Subsequent Premium Payments must be at least $100. These minimum amounts are not waived for Qualified Plans. The Company reserves the right to decline any application or Premium Payment. A Premium Payment in excess of $1 million requires preapproval by the Company.

                    The Company may, at its sole discretion, waive the minimum payment requirements.

                    The Owner may elect to increase, decrease or change the frequency of Premium Payments.

                    ALLOCATION OF PREMIUM PAYMENTS

                    Premium Payments are allocated to one or more of the appropriate Sub-Accounts within the Variable Account and Fixed Account as selected by the Owner. For each Variable Account Sub-Account, the Premium Payments are converted into Accumulation Units. The number of Accumulation Units credited to the Contract is determined by dividing the Premium Payment allocated to the Sub-Account by the value of the Accumulation Unit for the Sub-Account.


                    The Company will allocate the initial Premium Payment directly to the Sub-Account(s) selected by the Owner during the right-to-examine period.


                    Transfers do not necessarily affect the allocation instructions for payments. Subsequent payments will be allocated as directed by the Owner; if no direction is given, the allocation will be that which has been most recently directed for payments by the Owner. The Owner may change the allocation of future payments without fee, penalty or other charge upon written notice to the Variable Products Service Center. A change will be effective for payments received on or after receipt of the written notice of change.

                    Not less than 10% of any Premium Payment at the time of any allocation may be allocated to a single Sub-Account, and no allocation can be made which would result in a Variable Account Sub-Account value of less than $500 or a Fixed Account Sub-Account value of less than $2,500.


                    For initial Premium Payments, if the application for a Contract is in good order, the Company will apply the Premium Payment to the Variable Account and credit the Contract with Accumulation Units within two business days of receipt at the Accumulation Unit Value for the Valuation Period during which the Premium Payment is accepted.


                    If the application for a Contract is not in good order, the Company will attempt to get it in good order or the Company will return the application and the Premium Payment within five business days. The Company will not retain a Premium Payment for more than five business days while processing an incomplete application unless it has been so authorized by the purchaser.

                    For each subsequent Premium Payment, the Company will apply such payment to the Variable Account and credit the Contract with Accumulation Units at the Accumulation Unit Value for the Valuation Period during which each such payment was received in good order.

                    FIXED ACCUMULATION VALUE. The fixed accumulation value of an Annuity Account, if any, for any Valuation Period is equal to the sum of the values of all Fixed Account Sub-Accounts which are part of the Annuity Account for such Valuation Period.

                    GUARANTEED PERIODS. The Owner may elect to allocate Premium Payments to one or more Sub-Accounts within the Fixed Account. Each Sub-Account will maintain a Guaranteed Period with a duration of one, three, five, seven or ten years. Every Premium Payment allocated to a Fixed Account Sub-Account starts a new Sub-Account with its own duration and Guaranteed Interest Rate. The duration of the Guaranteed Period will affect the Guaranteed Interest Rate of the Sub-Account. Initial Premium Payments and subsequent Premium Payments, or portions thereof, and transferred amounts allocated to a Fixed Account Sub-Account, less any amounts subsequently withdrawn, will earn interest at the Guaranteed Interest Rate during the particular Sub-Account's Guaranteed Period unless prematurely withdrawn prior to the end of the Guaranteed Period. Initial Sub-Account Guaranteed Periods begin on the date a Premium Payment is accepted or, in the case of a transfer, on the effective date of the transfer, and end on the date after the number of calendar years in the Sub-Account's Guaranteed Period elected from the date on which the amount was allocated to the Sub-

                    Account (the "Expiration Date"). Any portion of Annuity Account Value allocated to a specific Sub-Account with a specified Expiration Date (including interest earned thereon) will be referred to herein as a "Guaranteed Period Amount." Interest will be credited daily at a rate equivalent to the compound annual rate. As a result of renewals and transfers of portions of the Annuity Account Value described under "Transfer of Contract Values between Sub-Accounts" below, which will begin new Sub-Account Guaranteed Periods, amounts allocated to Sub-Accounts of the same duration may have different Expiration Dates. Thus each Guaranteed Period Amount will be treated separately for purposes of determining any applicable Market Value Adjustment (see "Market Value Adjustment").

                    The Company will notify the Owner in writing at least 60 days prior to the Expiration Date for any Guaranteed Period Amount. A new Sub-Account Guaranteed Period of the same duration as the previous Sub-Account Guaranteed Period will commence automatically at the end of the previous Guaranteed Period unless the Company receives, following such notification but prior to the end of such Guaranteed Period, a written election by the Owner to transfer the Guaranteed Period Amount to a different Fixed Account Sub-Account or to a Variable Account Sub-Account from among those being offered by the Company at such time. Transfers of any Guaranteed Period Amount which become effective upon the expiration of the applicable Guaranteed Period are not subject to the twelve (or three) transfers per Contract Year limitations or the additional Fixed Sub-Account transfer restrictions (see "Transfer of Contract Values between Sub-Accounts").

                    GUARANTEED INTEREST RATES. The Company periodically will establish an applicable Guaranteed Interest Rate for each of the Sub-Account Guaranteed Periods within the Fixed Account. Current Guaranteed Interest Rates may be changed by the Company frequently or infrequently depending on interest rates on investments available to the Company and other factors as described below, but once established, rates will be guaranteed for the entire duration of the respective Sub-Account's Guaranteed Period. However, any amount withdrawn from the Sub-Account may be subject to any applicable withdrawal charges, Annuity Account Fees, Market Value Adjustment, premium taxes or other fees. Amounts transferred out of a Fixed Account Sub-Account prior to the end of the Guaranteed Period will be subject to the Market Value Adjustment.

                    The Guaranteed Interest Rate will not be less than 3% per year compounded annually, regardless of any application of the Market Value Adjustment. The Company has no specific formula for determining the rate of interest that it will declare as a Guaranteed Interest Rate, as these rates will be reflective of interest rates available on the types of debt instruments in which the Company intends to invest amounts allocated to the Fixed Account (see "The Fixed Account"). In addition, the Company's management may consider other factors in determining Guaranteed Interest Rates for a particular Sub-Account including: regulatory and tax requirements; sales commissions and administrative expenses borne by the Company; general economic trends; and competitive factors. THERE IS NO OBLIGATION TO DECLARE A RATE IN EXCESS OF 3% PER YEAR; THE OWNER ASSUMES THE RISK THAT DECLARED RATES WILL NOT EXCEED 3% PER YEAR. THE COMPANY HAS COMPLETE DISCRETION TO DECLARE ANY RATE, SO LONG AS THAT RATE IS AT LEAST 3% PER YEAR.

                    DOLLAR COST AVERAGING

                    Dollar Cost Averaging is a program which, if elected, enables a Owner to systematically allocate specified dollar amounts from the Money Market Sub-Account or the One-Year Fixed Sub-Account to the Contract's other Sub-Accounts at regular intervals. By allocating on a regularly scheduled basis as opposed to allocating the total amount at one particular time, a Owner may be less susceptible to the impact of market fluctuations.

                    Dollar Cost Averaging may be selected by establishing a Money Market Sub-Account or a One-Year Fixed Sub-Account value of at least $12,000. The minimum amount per month to allocate is $1,000. All Dollar Cost Averaging transfers will be made effective the twentieth of the month (or the next Valuation Date if the twentieth of the month is not a Valuation Date). Election into this program may occur at any time by properly completing the Dollar Cost Averaging election form, returning it to the Company so it is received by the tenth of the month, to be effective that month, and insuring that sufficient value is in the Money Market Sub-Account or the One-Year Fixed Sub-Account. Transfers to the Fixed Account or from other than the One-Year Fixed Sub-Account are not permitted under Dollar Cost Averaging.

                    Dollar Cost Averaging will terminate when any of the following occurs: (1) the number of designated transfers has been completed; (2) the value of the Money Market Sub-Account or the One-Year Fixed Sub-Account is insufficient to complete the next transfer; (3) the Owner requests termination in writing and such writing is received by the tenth of the month in order to cancel the transfer scheduled to take effect that month; or (4) the Contract is surrendered.

                    The Dollar Cost Averaging program may not be active following the Annuity Date. There is no current charge for Dollar Cost Averaging but the Company reserves the right to charge for this program. In the event there are additional transfers, the transfer fee may be charged. The Company does not intend to profit from any such charge.

                    CONTRACT VALUE

                    The value of the Contract is the sum of the values attributable to the Contract for each Fixed and Variable Sub-Account. The value of each Variable Sub-Account is determined by multiplying the number of Accumulation Units attributable to the Contract in the Sub-Account by the value of an Accumulation Unit for the Sub-Account.

                    ACCUMULATION UNIT

                    Premium Payments allocated to the Variable Account are converted into Accumulation Units. This is done by dividing each Premium Payment by the value of an Accumulation Unit for the Valuation Period during which the Premium Payment is allocated to the Variable Account. The Accumulation Unit value for each Sub-Account was or will be set initially at $10. It may increase or decrease from Valuation Period to Valuation Period. The Accumulation Unit value for any later Valuation Period is determined by multiplying the Accumulation Unit Value for that Sub-Account for the preceding Valuation Period by the Net Investment Factor for the current Valuation Period. The Net Investment Factor is calculated as follows:

                    The Net Investment Factor for any Variable Account Sub-Account for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result, where:
                    (A) Is the net result of:
                       (1)the net asset value (as described in the prospectus
                          for the Fund) of a Fund share held in the Variable Account Sub-Account determined as of the end of the Valuation Period, plus
                       (2)the per share amount of any dividend or other
                          distribution declared by the Fund on the shares held in the Variable Account Sub-Account if the "ex-dividend" date occurs during the Valuation Period, plus or minus

                       (3)a per share credit or charge with respect to any taxes
                          paid or reserved for by the Company during the Valuation Period which are determined by the Company to be attributable to the operation of the Variable Account Sub-Account;
                    (B) is the net asset value of a Fund share held in the
                        Variable Account Sub-Account determined as of the end of the preceding Valuation Period; and
                    (C) is the asset charge factor determined by the Company for the Valuation Period to reflect the charges for assuming the mortality and expense risks and for administrative expenses.

                    The asset charge factor for any Valuation Period is equal to the daily asset charge factor multiplied by the number of 24-hour periods in the Valuation Period.

CHARGES AND DEDUCTIONS

                    Various charges and deductions are made from Annuity Account Values and the Variable Account. These charges and deductions are:

                    DEDUCTION FOR CONTINGENT DEFERRED SALES CHARGE (SALES LOAD)

                    Upon a partial withdrawal or full surrender, a Contingent Deferred Sales Charge (sales load) will be calculated and will be deducted from the Annuity Account Value. This Charge reimburses the Company for expenses incurred in connection with the promotion, sale and distribution of the Contracts. The Contingent Deferred Sales Charge applies only to those Premium Payments received within seven (7) years of the date of partial withdrawal or full surrender. In calculating the Contingent Deferred Sales Charge, Premium Payments are allocated to the amount surrendered or withdrawn on a first-in, first-out basis. The amount of the Contingent Deferred Sales Charge is calculated by: (a) allocating Premium Payments to the amount surrendered; (b) multiplying each allocated Premium Payment that has been held under the Contract for the period shown below by the charge shown below:

                               YEARS SINCE
                                 PAYMENT      CHARGE
                              --------------  ------
                                   0-1            7%
                                   1-2            6%
                                   2-3            5%
                                   3-4            4%
                                   4-5            3%
                                   5-6            2%
                                   6-7            1%
                                    7+            0

                    and (c) adding the products of each multiplication in (b) above. The charge will not exceed 7% of the Premium Payments. Any applicable negative Market Value Adjustment and Annuity Account Fee will be deducted before application of the Contingent Deferred Sales Charge. The charge is not imposed on any death benefit paid or upon amounts applied to an annuity option.

                    An Owner may, not more frequently than once each Contract Year, make a withdrawal of up to fifteen percent (15%) of Premium Payments, or any remaining portion thereof, without incurring a Contingent Deferred Sales Charge. The earliest Premium Payments remaining in the Contract will be deemed withdrawn first under this Fifteen Percent Free, even if no Contingent Deferred Sales Charge would have been assessed on such a withdrawal. No Contingent Deferred Sales Charge will be deducted from Premium Payments which have been held under the Contract for more than seven (7) Contract Years or as annuity payments. The Company may also eliminate or reduce the Contingent Deferred Sales Charge under the Company procedures then in effect.

                    For a partial withdrawal, unless the Owner designates otherwise, the Contingent Deferred Sales Charge will be deducted proportionately from the Sub-Account(s) from which the withdrawal is to be made by cancelling Accumulation Units from each applicable Sub-Account in the ratio that the value of each Sub-Account bears to the total of the values of the Sub-Accounts from which the partial withdrawal is made. If the value(s) of such Sub-Account(s) are insufficient, the amount payable on the withdrawal will be net of any remaining Contingent Deferred Sales Charges unless the Owner and the Company agree otherwise. Commissions will be paid to broker-dealers who sell the Contracts. Broker-dealers will be paid commissions, up to an amount equal to 6.50% of Premium Payments, for promotional or distribution expenses associated with the marketing of the Contracts. To the extent that the Contingent Deferred Sales Charge is insufficient to cover the actual cost of distribution, the Company may use any of its corporate assets, including potential profit which may arise from the Mortality and Expense Risk Charge, to make up any difference.

                    DEDUCTION FOR MORTALITY AND EXPENSE RISK CHARGE

                    The Company deducts on each Valuation Date a Mortality and Expense Risk Charge which is equal, on an annual basis, to 1.20% of the average daily net assets of the Variable Account (consisting of approximately .70% for mortality risks and approximately .50% for expense risks). The mortality risks assumed by the Company arise from its contractual obligation to make annuity payments after the Annuity Date for the life of the Annuitant in accordance with annuity rates guaranteed in the Contracts. The expense risk assumed by the Company is that all actual expenses involved in administering the Contracts, including Contract maintenance costs, administrative costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, and the costs of other services may exceed the amount recovered from the Annuity Account Fee and the Administrative Expense Charge.

                    If the Mortality and Expense Risk Charge is insufficient to cover the actual costs, the loss will be borne by the Company. Conversely, if the amount deducted proves more than sufficient, the excess will be a profit to the Company. The Company expects to profit from this charge.

                    The Mortality and Expense Risk Charge is guaranteed by the Company and cannot be increased.

                    DEDUCTION FOR ADMINISTRATIVE EXPENSE CHARGE

                    The Company deducts on each Valuation Date an Administrative Expense Charge which is equal, on an annual basis, to 0.10% of the average daily net assets of the Variable Account. This charge is to reimburse the Company for a portion of its expenses in administering the Contracts. This charge is guaranteed by the Company and cannot be increased, and the Company will not derive a profit from this charge.

                    DEDUCTION FOR ANNUITY ACCOUNT FEE


                    The Company deducts an annual Annuity Account Fee of $30 from the Annuity Account Value on the last Valuation Date of each Contract Year. This charge is to reimburse the Company for a portion of its administrative expenses (see above). Prior to the Annuity Date, this charge is deducted by cancelling Accumulation Units from each applicable Sub-Account in the ratio that the value of each Sub-Account bears to the total Annuity Account Value. When the Contract is annuitized or surrendered for its full Surrender Value on other than a Contract Anniversary, the Annuity Account Fee will be prorated at the time of surrender. On and after the Annuity Date, the Annuity Account Fee will be collected proportionately from the Sub-Account(s) on which the Variable Annuity payment is based, prorated on a monthly basis and will result in a reduction of the annuity payments. The Annuity Account Fee will be waived for any Contract Year in which the Annuity Account Value equals or exceeds $100,000 as of the last Valuation Date of the Contract Year.

                    DEDUCTION FOR PREMIUM TAX EQUIVALENTS


                    Premium tax equivalents or other taxes payable to a state, municipality or other governmental entity will be charged against Annuity Account Value. No premium taxes are currently imposed by the State of New York on the contracts offered hereby. Some states assess premium taxes at the time Premium Payments are made; others assess premium taxes at the time annuity payments begin. The Company will, in its sole discretion, determine when taxes have resulted from: the investment experience of the Variable Account; receipt by the Company of the Premium Payment(s); or commencement of annuity payments. The Company may, at its sole discretion, pay taxes when due and deduct an equivalent amount reflecting investment experience from the Annuity Account Value at a later date. Payment at an earlier date does not waive any right the Company may have to deduct amounts at a later date.


                    DEDUCTION FOR INCOME TAXES

                    While the Company is not currently maintaining a provision for federal income taxes, the Company has reserved the right to establish a provision for income taxes if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Variable Account. The Company will deduct for any income taxes incurred by it as a result of the operation of the Variable Account whether or not there was a provision for taxes and whether or not it was sufficient.

                    DEDUCTION FOR FUND EXPENSES

                    There are other deductions from, and expenses paid out of, the assets of the Funds which are described in the accompanying Funds' prospectuses.

                    DEDUCTION FOR TRANSFER FEE


                    Prior to the Annuity Date, a Owner may transfer all or a part of the Annuity Account Value in a Sub-Account to another Sub-Account without the imposition of any transfer fee or charge if there have been no more than twelve transfers made in the Contract Year. For additional transfers, the Company reserves the right to deduct a transfer fee of up to $10 per transfer. Prescheduled automatic dollar cost averaging transfers are not counted toward the twelve transfer limit. The Company reserves the right to charge a fee of up to $10 for each transfer after the Annuity Date. The transfer fee at any given time is guaranteed not to exceed $10, will not be set at a level greater than its cost and will contain no element of profit.


OTHER CONTRACT FEATURES

                    OWNERSHIP

                    The Owner has all rights and may receive all benefits under the Contract. The Owner may change the Owner at any time. If the Owner dies, a death benefit will be paid to the Beneficiary upon proof of the Owner's death. If the Owner is a corporation, partnership or other non-natural person, the death benefit is paid upon receipt of due proof of the Annuitant's death. A change of Owner will automatically revoke any prior designation of Owner. A request for change must be: (1) made in writing; and

                    (2) received by the Company at its Variable Products Service Center. The change will become effective as of the date the written request is signed. A new designation of Owner will not apply to any payment made or action taken by the Company prior to the time it was received.


                    For non-qualified contracts, in accordance with Code Section 72(u), a deferred annuity contract held by a corporation or other entity that is not a natural person is not treated as an annuity contract for tax purposes. Income on the contract is treated as ordinary income received by the owner during the taxable year. But in accordance with Code Section 72(u), an annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

                    ASSIGNMENT

                    The Owner may assign the Contract at any time during his or her lifetime. Unless provided otherwise, an assignment will not affect the interest of any previously indicated Beneficiary. The Company will not be bound by any assignment until written notice is received by the Company at its Variable Products Service Center. The Company is not responsible for the validity of any assignment. The Company will not be liable as to any payment or other settlement made by the Company before such assignment has been recorded at the Company's Variable Products Service Center.

                    If the Contract is issued pursuant to a Qualified Plan, it may not be assigned, pledged or otherwise transferred except as may be allowed under applicable law.

                    BENEFICIARY

                    The Beneficiary is named when the Contract is applied for and, unless changed, is entitled to receive any death benefits to be paid. Prior to the Annuity Date, death benefits are paid to the Beneficiary on the death of the Owner.

                    CHANGE OF BENEFICIARY

                    The Owner may change a Beneficiary by filing a written request with the Company at its Variable Products Service Center unless an irrevocable Beneficiary designation was previously filed. After the change is recorded, it will take effect as of the date the request was signed. If the request reaches the Variable Products Service Center after the Annuitant or Owner, as applicable, dies but before any payment is made, the change will be valid. The Company will not be liable for any payment made or action taken before it records the change.

                    ANNUITANT

                    The Annuitant must be a natural person. The maximum age of the Annuitant on the Effective Date is 85 years old. The Annuitant may be changed at any time prior to the Annuity Date. Joint Annuitants are allowed at the time of annuitization only, if the Company chooses to make a joint and survivor annuity payment option available in addition to the options provided in the Contract. The Annuitant has no rights or privileges prior to the Annuity Date. When an Annuity Option is elected, the amount payable as of the Annuity Date is based on the age and gender classification (in accordance with state law) of the Annuitant, as well as the Option selected and the Annuity Account Value.

                    TRANSFER OF CONTRACT VALUES BETWEEN SUB-ACCOUNTS


                    Prior to the Annuity Date, the Owner may transfer all or part of the Annuity Account Value in a Sub-Account to another Sub-Account without the imposition of any fee or charge if there have been no more than twelve transfers made in the Contract Year. For additional transfers, the Company reserves the right to deduct a transfer fee of up to $10 (See "Charges and Deductions -- Deduction for Transfer Fee"). This Contract is not designed for professional market timing organizations or other entities using programmed and frequent transfers.


                    After the Annuity Date, provided a variable annuity option was selected, the Owner may make up to three transfers between Variable Sub-Accounts in any Contract Year.

                    All transfers are subject to the following:
                    A. The deduction of any transfer fee that may be imposed.
                       The transfer fee will be deducted from the amount which is transferred if the entire amount in the Sub-Account is being transferred, otherwise from the Sub-Account from which the transfer is made.
                    B. The minimum amount which may be transferred is the lesser of (i) $2,500 per Fixed Account Sub-Account or $500 per Variable Account Sub-Account; or (ii) the Owner's entire interest in the Sub-Account.
                    C. No partial transfer will be made if the Owner's remaining
                       Contract Value in the Sub-Account will be less than $500.
                    D. Transfers will be effected during the Valuation Period
                       next following receipt by the Company of a written transfer request (or by telephone, if authorized) containing all required information. However, no transfer may be made effective within seven calendar days of the date on which the first annuity payment is due. Transfers may not be permitted during the right-to-examine period.
                    E. Any transfer request must clearly specify the amount
                       which is to be transferred and the Sub-Accounts which are to be affected.
                    F. Transfers of all or a portion of any Fixed Account
                       Sub-Account values are subject to any applicable Market Value Adjustment;
                    G. The Company reserves the right to defer transfers from
                       any Fixed Account Sub-Account for up to six months after date of receipt of the transfer request;
                    H. Transfers involving the Variable Account Sub-Accounts are subject to such restrictions as may be imposed by the Funds;
                    I. The Company reserves the right at any time and without
                       prior notice to any party to terminate, suspend or modify the transfer privileges described above.
                    J. After the Annuity Date, transfers may not take place
                       between a Fixed Annuity Option and a Variable Annuity Option.

                    PROCEDURES FOR TELEPHONE TRANSFERS

                    Owners may effect telephone transfers in two ways. All Owners may directly contact a service representative. Owners may in the future also request access to an electronic service known as a Voice Response Unit (VRU). The VRU will permit the transfer of monies among the Sub-Accounts and changes in the allocation of future payments. All Owners who do not wish to have the right to conduct telephone transfers must so indicate on the Contract application by checking the appropriate box.

                    The Company will undertake reasonable procedures to confirm that instructions communicated by telephone are genuine. Before a service representative accepts any request, the caller will be asked for his or her social security number and Contract number. All calls will be recorded. A Personal Identification Number (PIN) will be assigned to all Owners who select VRU access. The PIN is selected by and known only to the Owner. Proper entry of the PIN is required before any transactions will be allowed through VRU. Furthermore, all transactions performed over the VRU, as well as with a service representative, will be confirmed by the Company through a written letter. Moreover, all VRU transactions will be assigned a unique confirmation number which will become part of the Contract's history. The Company is not liable for any loss, cost or expense for action on telephone instructions which are believed to be genuine in accordance with these procedures.

                    SURRENDERS AND PARTIAL WITHDRAWALS

                    While the Contract is in force and before the Annuity Date, the Company will, upon written request to the Company by the Owner, allow the surrender or Partial Withdrawal of all or a portion of the Contract for its Surrender Value. Such request may also be made by telephone if telephone transfers have been previously authorized in writing. Surrenders or Partial Withdrawals will result in the cancellation of Accumulation Units from each applicable Sub-Account in the ratio that the value of each Sub-Account bears to the total Annuity Account Value, unless the Owner specifies in writing in advance which units are to be cancelled. The Company will pay the amount of any surrender or Partial Withdrawal within seven (7) days of receipt of a valid request, unless the "Delay of Payments" provision is in effect (See "Delay of Payments and Transfers").

                    Certain tax withdrawal penalties and restrictions may apply to surrenders and partial withdrawal from Contracts (See "Tax Status"). Owners should consult their own tax counsel or other tax adviser regarding any surrenders and partial withdrawals.

                    The Surrender Value is the Annuity Account Value for the Valuation Period next following the Valuation Period during which the written request to the Company for surrender is received, reduced, in the case of full surrender, by the sum of:
                    A. any applicable premium tax equivalents not previously
                       deducted;
                    B. any applicable Annuity Account Fee;
                    C. any applicable Contingent Deferred Sales Charge; and

                    D. any applicable accrued charges for partial withdrawals by
                       A and C above.


                    DELAY OF PAYMENTS AND TRANSFERS

                    The Company reserves the right to suspend or postpone payments or transfers for any period when:
                    1. the New York Stock Exchange is closed (other than
                       customary weekend and holiday closings);
                    2. trading on the New York Stock Exchange is restricted;
                    3. an emergency exists as a result of which disposal of
                       securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets; or
                    4. during any other period when the Commission, by order, so permits for the protection of Owners.

                    The applicable rules and regulations of the Commission will govern as to whether the conditions described in 2. and 3. exist.

                    The Company reserves the right to defer the payment or transfer of amounts withdrawn from any Fixed Account Sub-Account for a period not to exceed six months from the date written request for such withdrawal or transfer is received by the Company. If payment or transfer is deferred beyond thirty (30) days, the Company will pay interest of not less than 3% per year on amounts so deferred.

                    In addition, payment of the amount of any withdrawal derived, all or in part, from any Premium Payment paid to the Company by check or draft may be postponed until the Company determines the check or draft has been honored.

                    MARKET VALUE ADJUSTMENT

                    Any surrender or transfer of a Fixed Account Guaranteed Period Amount, other than a surrender or transfer pursuant to an election which becomes effective upon the Expiration Date of the Guaranteed Period, will be subject to a Market Value Adjustment ("MVA"). The MVA will be applied to the amount being surrendered or transferred after deduction of any applicable Annuity Account Fee and before deduction of any applicable surrender charge.

                    The MVA generally reflects the relationship between the Index Rate (based upon the Treasury Constant Maturity Series published by the Federal Reserve) in effect at the time a Premium Payment is allocated to a Sub-Account's Guaranteed Period under the Contract and the Index Rate in effect at the time of the Premium Payment's surrender or transfer. It also reflects the time remaining in the Sub-Account's Guaranteed Period. Generally, if the Index Rate at the time of surrender or transfer is lower than the Index Rate at the time the Premium Payment was allocated, then the application of the MVA will result in a higher payment upon surrender or transfer. Similarly, if the Index Rate at the time of surrender or transfer is higher than the Index Rate at the time the Premium Payment was allocated, the application of the MVA will generally result in a lower payment upon surrender or transfer.

                    The MVA is computed by applying the following formula:

                                               (1+A)N
                                               (1+B)N

                    where:

                    A = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the Sub-Account's Guaranteed Period, determined at the beginning of the Guaranteed Period.


                    B = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the Sub-Account's Guaranteed Period, determined at the time of surrender or transfer, plus a 0.25% adjustment. If Index Rates "A" and "B" are within .25% of each other when the index rate factor is determined, no such percentage adjustment to "B" will be made, unless otherwise required by state law. This adjustment builds into the formula a factor representing direct and indirect costs to the Company associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (E.G., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, this factor will result in a small but negative Market Value Adjustment.


                    N = The number of years remaining in the Guaranteed Period (E.G. 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

                    See the Statement of Additional information for examples of the application of the Market Value Adjustment.

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
                    DEATH OF THE OWNER BEFORE THE ANNUITY DATE


                    In the event of death of the Owner (or the Annuitant, if the Owner is a non-natural person) prior to the Annuity Date, a death benefit is payable to the Beneficiary designated by the Owner. The value of the death benefit will be determined as of the Valuation Period next following the date both due proof of death (a certified copy of the Death Certificate) and a payment election are received by the Company. The value of the death benefit is equal to the greater of (a) Premium Payments made, less partial withdrawals or (b) the Annuity Account Value. The Beneficiary may, at any time before the end of the sixty (60) day period immediately following receipt of due proof of death by the Company, elect the death benefit to be paid as follows:

                    1. the payment of the entire death benefit within five years of the date of the death of the Owner or Annuitant, whichever is applicable; or
                    2. payment over the lifetime of the designated Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary, with distribution beginning within one year of the date of death of the Owner or Annuitant, whichever is applicable (see "Annuity Provisions -- Annuity Options"); or
                    3. payment in accordance with one of the settlement options under the Contract (see "Annuity Provisions -- Annuity Options"); or
                    4. if the designated Beneficiary is the Owner's spouse,
                       he/she can continue the Contract in his/her own name.


                    Payment amounts may vary with their frequency and duration (see "Annuity Provisions -- Annuity Options"). To the extent that the Beneficiary elects a variable payment option, the Beneficiary will bear the investment risk associated with the performance of the underlying Fund(s) in which the relevant Variable Sub Account invest(s).


                    If no payment option is elected, a single sum settlement will be made by the Company within seven (7) days of the end of the sixty (60) day period following receipt of due proof of death of the Owner or Annuitant as applicable.

                    If the Owner is a non-natural person, then for purposes of the death benefit, the Annuitant shall be treated as the Owner.

                    DEATH OF THE ANNUITANT BEFORE THE ANNUITY DATE

                    If the Annuitant dies prior to the Annuity Date and the Annuitant is different from the Owner, the Owner, if a natural person, may designate a new Annuitant. Unless and until one is designated, the Owner will be the Annuitant. If the Owner is not a natural person, then the death benefit is paid on the Annuitant's death.

                    DEATH OF THE ANNUITANT AFTER THE ANNUITY DATE

                    If the Annuitant dies after the Annuity Date, the death benefit, if any, will be as specified in the Annuity Option elected. The Company will require due proof of the Annuitant's death. Death benefits will be paid at least as rapidly as under the method of distribution in effect at the Annuitant's death.

                    CHANGE IN OPERATION OF VARIABLE ACCOUNT

                    At the Company's election and if deemed in the best interests of persons having voting rights under the Contracts, the Variable Account may be operated as a management company under the 1940 Act or any other form permitted by law; de-registered under the 1940 Act in the event registration is no longer required (deregistration of the Variable Account requires an order by the Commission); or combined with one or more other separate accounts. To the extent permitted by applicable law, the Company also may transfer the assets of the Variable Account associated with the Contracts to another account or accounts. In the event of any change in the operation of the Variable Account pursuant to this provision, the Company may make appropriate endorsement to the Contracts to reflect the change and take such other action as may be necessary and appropriate to effect the change.

                    MODIFICATION

                    Upon notice to the Owner (or the Payee(s) during the Annuity Period), the Contracts may be modified by the Company if such modification: (i) is necessary to make the Contracts or the Variable Account comply with, or take advantage of, any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; or (ii) is necessary to attempt to assure continued qualification of the Contracts under the Code or other federal or state laws relating to retirement annuities or annuity contracts; or
                    (iii) is necessary to reflect a change in the operation of the Variable Account or its Sub-Account(s) (See "Change in Operation of Variable Account"); or (iv) provides additional Variable Account and/or fixed accumulation options. In the event of any such modification, the Company may make appropriate endorsement to the Contracts to reflect such modification.

                    In addition, upon notice to the Owner, the Contracts may be modified by the Company to change the withdrawal charges, Annuity Account Fees, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly fixed annuity payment, and the formula used to calculate the Market Value Adjustment, provided that such modification shall apply only to Contracts established after the effective date of such modification. In order to exercise its modification rights in these particular instances, the Company must notify the Owner of such modification in writing. All of the charges and the annuity tables which are provided in the Contracts prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Contracts established prior to the effective date of such modification.

                    DISCONTINUANCE

                    The Company reserves the right to limit or discontinue the offer and issuance of new Contracts. Such limitation or discontinuance shall have no effect on rights or benefits with respect to any Contracts issued prior to the effective date of such limitation or discontinuance.

ANNUITY PROVISIONS

                    ANNUITY DATE; CHANGE IN ANNUITY DATE AND ANNUITY OPTION

                    The Owner selects an Annuity Date at the time of application. The Owner may, upon at least thirty (30) days prior written notice to the Company, at any time prior to the Annuity Date, change the Annuity Date. The Annuity Date must always be the first day of a calendar month. The Annuity Date may not be later than the month following the Annuitant's 90th birthday.

                    The Owner may, upon at least (30) days prior written notice to the Company, at any time prior to the Annuity Date, select and/or change the Annuity Option.

                    ANNUITY OPTIONS

                    Instead of having the proceeds paid in one sum, the Owner may select one of the Annuity Options. These may be on a fixed or variable basis, or a combination thereof. The Annuity Option must be selected at least 30 days prior to the Annuity Date. The

                    Company may, at the time of election of an Annuity Option, offer more favorable rates in lieu of those guaranteed. The Company also may make available other settlement options. The Company uses sex distinct or unisex annuity rate tables when determining appropriate annuity payments.

                    FIXED OPTIONS

                    Under a fixed option, once the selection has been made and payments have begun, the amount of the payments will not vary. The fixed options currently available are:

                    FIRST OPTION -- LIFE ANNUITY. The Company will make equal monthly payments during the life of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant. Under this option, it is possible only one monthly annuity payment would be made, if the Annuitant died before the second monthly annuity payment was due.

                    SECOND OPTION -- LIFE ANNUITY WITH CERTAIN PERIOD. The Company will make equal monthly payments during the life of the Annuitant, but at least for the minimum period shown in the annuity tables contained in the Contract. The amount of each monthly payment per $1,000 of proceeds is based on the age and gender classification (in accordance with state law) of the Annuitant when the first payment is made and on the minimum period chosen.

                    THIRD OPTION -- LIFE ANNUITY WITH CASH REFUND. The Company will make equal monthly payments during the life of the Annuitant. Upon the death of the Annuitant, after payments have started, the Company will pay in one sum any excess of the amount of the proceeds applied under this Option over the total of all payments made under this Option. The amount of each monthly payment per $1,000 of proceeds is based on the age and gender (in accordance with state law) of the Annuitant when the first payment is made.

                    FOURTH OPTION -- ANNUITY CERTAIN. The Company will make equal monthly payments for a number of years selected, not less than five or more than thirty years.

                    VARIABLE OPTIONS

                    The actual dollar amount of variable annuity payments is dependent upon (i) the Annuity Account Value at the time of annuitization, (ii) the annuity table specified in the Contract, (iii) the Annuity Option selected, and (iv) the investment performance of the Sub-Account selected. Each annuity payment will be less if payments are to be made more frequently or for longer periods of time.

                    The dollar amount of the first monthly variable annuity payment is determined by applying the available value (after deduction of any premium tax equivalents not previously deducted) to the table using the age and gender (in accordance with state law) of the Annuitant. The number of Annuity Units is then determined by dividing this dollar amount by the then current Annuity Unit value. Thereafter, the number of Annuity Units remains unchanged during the period of annuity payments. This determination is made separately for each Sub-Account of the Variable Account. The number of Annuity Units is determined for each Sub-Account and is based upon the available value in each Sub-Account as of the date annuity payments are to begin.

                    The dollar amount determined for each Sub-Account will then be aggregated for purposes of making payments.

                    The dollar amount of the second and later variable annuity payments is equal to the number of Annuity Units determined for each Sub-Account times the Annuity Unit value for that Sub-Account as of the due date of the payment. This amount may increase or decrease from month to month.

                    The annuity tables contained in the Contract are based on a three percent (3%) assumed net investment rate. If the actual net investment rate exceeds three percent (3%), payments will increase. Conversely, if the actual rate is less than three percent (3%), annuity payments will decrease.

                    The Annuitant receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Sub-Account selected and the amount of each annuity payment will vary accordingly.


                    The Annuity Unit Value for a Sub-Account is determined by multiplying the Annuity Unit Value for that Sub-Account for the preceding Valuation Period by the Net Investment Factor for the current Valuation Period (calculated as described on pages 19 and 20 of this Prospectus) and multiplying the result by 0.999919020, the daily factor to neutralize the assumed net investment rate, discussed above, of 3% per annum which is built into the annuity rate table. It may increase or decrease from Valuation Period to Valuation Period.


                    The variable options currently available, assuming the Annuity Account Value is at least $1,000 when variable annuity payments commence, are:

                    OPTION I -- VARIABLE LIFE ANNUITY. Monthly annuity payments are paid during the life of an Annuitant, ceasing with the last annuity payment due prior to the Annuitant's death.

                    OPTION II -- VARIABLE LIFE ANNUITY WITH CERTAIN
                    PERIOD. Monthly annuity payments are paid during the life of an Annuitant, but at least for the minimum period selected, which may be five, ten, fifteen or twenty years;

                    OPTION III -- VARIABLE ANNUITY CERTAIN. Monthly annuity payments are paid for a number of years selected, not less than five or more than thirty years. Under this Option III, the Annuitant may elect at any time during the period that all or a portion of future payments be commuted and paid in a lump sum or applied under Option I or Option II, subject to the Company's rules about minimum payment amounts.

                    After the Annuity Date, the payee may, by written request to the Variable Products Service Center, exchange Annuity Units of one Variable Sub-Account for Annuity Units of equivalent value in another Variable Sub-Account up to three times each Contract Year.

                    EVIDENCE OF SURVIVAL

                    The Company reserves the right to require evidence of the survival of any Payee at the time any payment payable to such Payee is due under the following Annuity Options: Life Annuity (fixed), Life Annuity with Certain Period (fixed), Cash Refund Life Annuity (fixed), Variable Life Annuity, and Variable Life Annuity with Certain Period.

                    ENDORSEMENT OF ANNUITY PAYMENTS

                    The Company will make each annuity payment at its Home Office by check. Each check must be personally endorsed by the Payee or the Company may require that proof of the Annuitant's survival be furnished.

DISTRIBUTION OF THE CONTRACTS

                    CIGNA Financial Advisors, Inc. ("CFA"), located at 900 Cottage Grove Road, Hartford, CT 06152, acts as the principal underwriter and the distributor of the Contracts as well as of variable life insurance policies and other variable annuity contracts issued by the Company. CFA, a registered broker-dealer under the Securities Exchange Act of 1934, is a wholly-owned subsidiary of Connecticut General Corporation. The Contracts are offered on a continuous basis. CFA and the Company may enter into agreements to sell the Contracts through various broker-dealers whose agents are licensed to sell the Contracts.

PERFORMANCE DATA

                    MONEY MARKET SUB-ACCOUNT

                    From time to time, the Money Market Sub-Account may advertise its "yield" and "effective yield." Both yield figures will be based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Sub-Account refers to the income generated by Annuity Account Values in the Money Market Sub-Account over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the Annuity Account Values in the Money Market Sub-Account. The "effective yield" is calculated similarly but, when annualized, the income earned by Annuity Account Values in the Money Market Sub-Account is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The computation of the yield calculation includes a deduction for the Mortality and Expense Risk Charge, the Administrative Expense Charge, and the Annuity Account Fee.

                    OTHER VARIABLE ACCOUNT SUB-ACCOUNTS

                    From time to time, the other Variable Account Sub-Accounts may publish their current yields and total returns in advertisements and communications to Owners. The current yield for each Variable Account Sub-Account will be calculated by dividing the annualization of the dividend and interest income earned by the underlying Fund during a recent 30-day period by the maximum Accumulation Unit value at the end of such period. Total return information will include the underlying Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from the underlying Fund's inception of operations, based upon the value of the Accumulation Units acquired through a hypothetical $1,000 investment at the Accumulation Unit value at the beginning of the specified period and upon the value of the Accumulation Unit at the end of such period, assuming reinvestment of all distributions and the deduction of the Mortality and Expense Risk Charge, the Administrative Expense Charge and the Annuity Account Fee. Each Variable Account Sub-Account may also advertise aggregate and average total return information over different periods of time.

                    In each case, the yield and total return figures will reflect all recurring charges against the Variable Account Sub-Account's income, including the deduction for the Mortality and Expense Risk Charge, the Administrative Expense Charge and the Annuity Account Fee for the applicable time period. Owners should note that the investment results of each Sub-Account will fluctuate over time, and any presentation of a Variable Account Sub-Account's current yield or total return for any prior period should not be considered as a representation of what an investment may earn or what a Owner's yield or total return may be in any future period. See "Historical Performance Data" in the Statement of Additional Information.

                    PERFORMANCE RANKING OR RATING

                    The performance of each or all of the Sub-Accounts of the Variable Account may be compared in its advertising and sales literature to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds with investment objectives similar to each of the Sub-Accounts of the Variable Account. Lipper Analytical Services, Inc. ("Lipper") Morningstar Variable Annuity/Life Performance Report of Morningstar, Inc. ("Morningstar") and the Variable Annuity Research and Data Service
                    ("VARDS-Registered Trademark-") are independent services which monitor and rank or rate the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

                    Lipper's rankings include variable life issuers as well as variable annuity issuers. VARDS-Registered Trademark-rankings compare only variable annuity issuers. Morningstar ratings include mutual funds used by both variable life and variable annuity issuers. The performance analyses prepared by Lipper and VARDS-Registered Trademark- rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition,
                    VARDS-Registered Trademark- prepares risk-adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking may address the question as to which funds provide the highest total return with the least amount of risk. Morningstar assigns ratings of zero to five stars to the mutual funds taking into account primarily historical performance and risk factors.

TAX STATUS

                    NOTE: THE FOLLOWING DESCRIPTION IS BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT FEDERAL INCOME TAX LAW APPLICABLE TO ANNUITIES IN GENERAL. THE COMPANY CANNOT PREDICT THE PROBABILITY THAT ANY CHANGES IN SUCH LAWS WILL BE MADE. OWNERS ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE REGARDING THE POSSIBILITY OF SUCH CHANGES. THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF THE CONTRACTS. OWNERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS.

                    GENERAL

                    Section 72 of the Code governs taxation of annuities in general. An Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the Settlement Option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For Non-Qualified Contracts, this cost basis is generally the Premium Payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

                    For annuity payments, the taxable portion is determined by a formula which establishes the ratio that the cost basis of the Contract bears to the total value of annuity payments for the term of the Contract. The taxable portion is taxed at ordinary income rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

                    The Company is taxed as a life insurance company under Subchapter L of the Code. For federal income tax purposes, the Variable Account is not a separate entity from the Company, and its operations form a part of the Company. Accordingly, the Variable Account will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. The Company does not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Variable Account retained as part of the reserves under the Contract. Based on this expectation, it is anticipated that no charges will be made against the

                    Variable Account for federal income taxes. If, in future years, any federal income taxes or other economic burden are incurred by the Company with respect to the Variable Account or the Contracts, the Company may make a charge for any such amounts that are attributable to the Variable Account.

                    DIVERSIFICATION

                    Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the Contract as an annuity contract would result in imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contracts meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

                    Treasury Department regulations (Treas. Reg. 1.817-5) established diversification requirements for the investment portfolios underlying variable contracts such as the Contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

                    The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

                    The Company intends, and the Trusts have undertaken, that all Funds underlying the Contracts will be managed in such a manner as to comply with these diversification requirements.

                    The Treasury Department has indicated that guidelines may be forthcoming under which a variable annuity contract will not be treated as an annuity contract for tax purposes if the owner of the contract has excessive control over the investments underlying the contract (i.e., by being able to transfer values among sub-accounts with only limited restrictions). The issuance of such guidelines may require the Company to impose limitations on a Owner's right to control the investment. It is not known whether any such guidelines would have a retroactive effect.

                    DISTRIBUTION REQUIREMENTS

                    Section 72(s) of the Code requires that in order to be treated as an annuity contract for Federal income tax purposes, any Nonqualified Contract must provide that (a) if any Owner dies on or after the Annuity Date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used when the Owner died; and (b) if any Owner dies prior to the Annuity Date, the entire interest in the Contract will be distributed within five years after such death. These requirements will be considered satisfied as to any portion of the Owner's interest which is payable to or for the benefit of a "designated beneficiary" and which is distributed over the life of such "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the Owner's death. The Owner's "designated beneficiary" is the person designated by such Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death and must be a natural person. However, if the Owner's "designated beneficiary" is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner.

                    The Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to try to assure that they comply with the Section 72(s) requirements when clarified by regulation or otherwise. Similar rules may apply to a Qualified Contract.

                    MULTIPLE CONTRACTS

                    The Code provides that multiple non-qualified annuity Contracts which are issued during a calendar year to the same Owner by one company or its affiliates are treated as one annuity Contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences, including more rapid taxation of the distributed amounts from such combination of Contracts. Owners should consult a tax adviser prior to purchasing more than one nonqualified annuity Contract in any single calendar year.

                    TAX TREATMENT OF ASSIGNMENTS

                    An assignment or pledge of a Contract may be a taxable event. Owners should therefore consult competent tax advisers should they wish to assign their Contracts.

                    WITHHOLDING

                    Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies the Company of that election. Different rules may apply to United States citizens or expatriates living abroad. Withholding is mandatory for certain distributions from Qualified Contracts. In addition, some states have enacted legislation requiring withholding.

                    SECTION 1035 EXCHANGES

                    Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. If the surrendered contract was issued prior to August 14, 1982, the tax rules that formerly provided that the surrender was taxable only to the extent the amount received exceeds the owner's investment in the contract will continue to apply to amounts allocable to investment in the contract before August 14, 1982. Special rules and procedures apply to Code Section 1035 transactions. Prospective purchasers wishing to take advantage of Code
                    Section 1035 should consult their tax advisers.

                    TAX TREATMENT OF WITHDRAWALS --
                    NON-QUALIFIED CONTRACTS

                    Section 72 of the Code governs the treatment of distributions from annuity contracts. It provides that if the Annuity Account Value exceeds the aggregate Premium Payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includable in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the Payee reaches age 59 1/2; (b) after the death of the Owner (or, if the Owner is a non-natural person, the Annuitant); (c) if the Payee is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the
                    Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Payee or for the joint lives (or joint life expectancies) of the Payee and his/her beneficiary; (e) under an immediate annuity; or (f) which are allocable to Premium Payments made prior to August 14, 1982.

                    The above information does not apply, except where noted, to Qualified Contracts. However, separate tax withdrawal penalties and restrictions may apply to such Qualified Contracts (See "Tax Treatment of Withdrawals -- Qualified Contracts").

                    QUALIFIED PLANS

                    The Contracts offered by this Prospectus are designed to be suitable for use under various types of Qualified Plans. Because of the minimum purchase payment requirements, these Contracts may not be appropriate for some periodic payment retirement plans. Taxation of participants in each Qualified Plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Although the Company provides administration for the Contract, it does not provide administrative support for Qualified Plans. Following are general descriptions of the types of Qualified Plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding Qualified Plans are very complex and will have differing applications, depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued in connection with a Qualified Plan.

                    Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules, aggregate distributions in excess of a specified annual amount, and in certain other circumstances. Therefore, the Company makes no attempt to provide more than general information about use of the Contract with the various types of qualified plans. Purchasers and participants under qualified plans as well as Annuitants, Payees and Beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plan themselves, regardless of the terms and conditions of the Contract issued in connection therewith.

                    SECTION 403(b) PLANS

                    Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1/2, separation from service, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship.

                    INDIVIDUAL RETIREMENT ANNUITIES

                    Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or an "IRA". Individual Retirement Annuities are subject to limitation on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into an Individual Retirement Annuity on a tax-deferred basis.

                    CORPORATE PENSION AND PROFIT-SHARING PLANS AND H.R. 10 PLANS

                    Section 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts to provide benefits under the plans.

                    DEFERRED COMPENSATION PLANS

                    Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political sub-divisions, agencies, instrumentalities and certain affiliates of such entities and tax exempt organizations which enjoy special treatment. The Contracts can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. All such investments, however, are owned by, and are subject to, the claims of the general creditors of the sponsoring employer.

                    The above description of federal income tax consequences pertaining to the different types of Qualified Plans that may be funded by the Contracts is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have significant adverse tax consequences. A prospective purchaser considering the purchase of a Contract in connection with a Qualified Plan should first consult a qualified and competent tax adviser with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

                    TAX TREATMENT OF WITHDRAWALS --
                    QUALIFIED CONTRACTS

                    Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Sections 401, 403(b), 408 and 457. To the extent amounts are not includable in gross income because they have been properly rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Payee reaches age 59 1/2; (b) distributions following the death of the Owner or Annuitant (as applicable) or disability of the Payee (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Payee or the joint lives (or joint life expectancies) of such Payee and his/her designated beneficiary; (d) distributions to a Payee who has separated from service after attaining age 55; (e) distributions made to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Payee for amounts paid during the taxable year for medical care: and (f) distributions made to an alternate payee pursuant to a qualified domestic relations order.

                    The exceptions stated in Items (d), (e) and (f) above do not apply in the case of an Individual Retirement Annuity.

FINANCIAL STATEMENTS

                    Audited financial statements of the Company as of December 31, 1994 and 1993 and for each of the three years in the period ended December 31, 1994 are included in the Statement of Additional Information. No financial statements are included for the Variable Account, which did not commence operations until April 10, 1995.

LEGAL PROCEEDINGS

                    There are no legal proceedings to which the Variable Account, the Distributor or the Company is a party except for routine litigation which the Company does not believe is relevant to the Contracts offered by this Prospectus.

TABLE OF CONTENTS OF THE
STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information is available (at no cost) which contains more details concerning some subjects discussed in this Prospectus. The following is the Table of Contents for that Statement:

               TABLE OF CONTENTS                     PAGE
THE CONTRACTS-GENERAL PROVISIONS................           3
  The Contracts.................................           3
  Loans.........................................           3
  Non-Participating Contracts...................           3
  Misstatement of Age...........................           3
  Variable Accumulation Unit Value and
   Variable Accumulation Value..................           3
  Net Investment Factor.........................           4
SAMPLE CALCULATIONS AND TABLES..................           4
  Variable Account Unit Value Calculations......           4
  Withdrawal Charge and Market Value Adjustment
   Tables.......................................           5
STATE REGULATION OF THE COMPANY.................           6

               TABLE OF CONTENTS                     PAGE
ADMINISTRATION..................................           7
PERIODIC REPORTS................................           7
DISTRIBUTION OF THE CONTRACTS...................           7
CUSTODY OF ASSETS...............................           7
HISTORICAL PERFORMANCE DATA.....................           8
  Money Market Sub-Account Yield................           8
  Other Sub-Account Yields......................           8
  Total Returns.................................           9
  Other Performance Data........................          10
LEGAL MATTERS...................................          10
LEGAL PROCEEDINGS...............................          10
EXPERTS.........................................          10
FINANCIAL STATEMENTS............................          10

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